EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Principal Executive and Financial Officer of Business Development Solutions, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of Business Development Solutions, Inc., for the year ended December 31, 2006.

The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of Business Development Solutions, Inc. as of December 31, 2006.

This Certification is executed as of April 2, 2007.

By: /s/ Shu Keung Chui
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Name: Shu Keung Chui
Title: President, Chief Executive Officer & Chief Financial Officer
Date: April 2, 2007